UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 25, 2004

Gadzooks, Inc.
(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of incorporation)	0-26732 (Commission File Number)	74-2261048 (IRS Employer Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and zip code of principal executive offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EXHIBIT INDEX
Press Release

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On August 25, 2004, James A. Motley announced his resignation as Vice President, Chief Financial Officer and Secretary of Gadzooks, Inc., which resignation will be effective as of September 10, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Number	Exhibit
99.1	Press release dated August 31, 2004.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.
Date: August 31, 2004	By:	/s/ James A. Motley
		Name:	James A. Motley
		Title:	Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press release dated August 31, 2004.

*Filed herewith.